AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
GROUP AND INDIVIDUAL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MARCH 25, 2008
TO PROSPECTUS AS SUPPLEMENTED
JULY 28, 2006, MAY 1, 2007 AND JANUARY 25, 2008

          AIG Life Insurance Company ("AIG Life") is amending its group and individual flexible premium variable universal life insurance policy prospectuses (the "Policies") for the purpose of providing you with information regarding the proposed acquisition of AllianceBernstein Global Bond Portfolio ("Global Bond Portfolio") by AllianceBernstein U.S. Government/High Grade Securities Portfolio ("U.S. Government/High Grade Securities Portfolio"). Global Bond Portfolio is an underlying Fund of one of each of the Policies' variable investment options.

          AIG Life has received notification that the Board of Directors of the Global Bond Portfolio has approved a Plan of Acquisition and Liquidation pursuant to which the Global Bond Portfolio will be acquired by U.S. Government/High Grade Securities Portfolio (the "Acquisition"), and the Global Bond Portfolio will terminate. Global Bond Portfolio and U.S. Government/High Grade Securities Portfolio are series of the AllianceBernstein Variable Products Series Fund, Inc. ("Trust"). The Acquisition does not require approval by the Global Bond Portfolio's shareholders. The Acquisition is proposed to become effective early in the second quarter of 2008, with an expected closing date of April 25, 2008 ("Acquisition Date").

          On the Acquisition Date, U.S. Government/High Grade Securities Portfolio will become available as an investment option under each of the Policies.

          After 4:00 p.m. Central Time on the Acquisition Date, all Policy owner Accumulation Unit values in the investment option supported by the Global Bond Portfolio will be automatically transferred into the investment option supported by the U.S. Government/High Grade Securities Portfolio. Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Global Bond Portfolio investment option after 4:00 p.m. Central Time on the Acquisition Date, such transaction will be held until after 4:00 p.m. Central Time on the business day following the Acquisition Date, then executed into or out of the U.S. Government/High Grade Securities Portfolio investment option.

          Also after 4:00 p.m. Central Time on the Acquisition Date, the U.S. Government/High Grade Securities Portfolio will change its name to AllianceBernstein Intermediate Bond Portfolio.

          For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the name of the Global Bond Portfolio investment option.